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                                                                      Exhibit 23

Great Lakes Chemical Corporation and Subsidiaries

               CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Great Lakes Chemical Corporation of our report dated January 30, 1995, included in the 1994 Annual Report to Stockholders of Great Lakes Chemical Corporation.

Our audits also included the financial statement schedule of Great Lakes Chemical Corporation listed in Item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in Post-Effective Amendment Number 5 to the Registration Statement Number 2-53909 on Form S-8, dated May 1, 1980, in Registration Statement Number 33-02069 on Form S-3, dated December 11, 1985, in Post-Effective Amendment Number 1 to the Registration Statement Number 33-02074 on Form S-8, dated February 3, 1995, in Registration Statement Number 33-02075 on Form S-8, dated December 11, 1985, in Registration Statement Number 33-42477 on Form S-3, dated August 28, 1991, and in Registration Statement Number 33-57589 on Form S-8, dated February 3, 1995, of our report dated January 30, 1995, with respect to the consolidated financial statements incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedule included in this Annual Report (Form 10-K) of Great Lakes Chemical Corporation.

                               ERNST & YOUNG LLP

Indianapolis, Indiana
March 27, 1995
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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Post-Effective Amendment No. 5 to Registration Statement No. 2-53909 on Form S-8, in Registration Statement Nos. 33-02069 and 33-42477 both on Form S-3, in Post-Effective Amendment No. 1 to Registration Statement No. 33-02074 on Form S-8, and in Registration Statement Nos. 33-02075 and 33-57589 both on Form S-8 of our report dated January 31, 1994 (relating to the financial statements of Arkansas Chemicals, Inc. not presented separately herein) appearing in the Annual Report on Form 10-K of Great Lakes Chemical Corporation for the year ended December 31, 1993.

Deloitte & Touche LLP

Pittsburgh, Pennsylvania
March 27, 1995

                    ---------------------------------------

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Post-Effective Amendment No. 5 to Registration Statement No. 2-53909 on Form S-8, in Registration Statement Nos. 33-02069 and 33-42477 both on Form S-3, in Post-Effective Amendment No. 1 to Registration Statement No. 33-02074 on Form S-8, and in Registration Statement Nos. 33-02075 and 33-57589 both on Form S-8 of our report dated January 26, 1994 (relating to the consolidated financial statements of Huntsman Chemical Corporation not presented separately herein) appearing in the Annual Report on Form 10-K of Great Lakes Chemical Corporation for the year ended December 31, 1993.

Deloitte & Touche LLP

Salt Lake City, Utah
March 27, 1995





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